SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): APRIL 9, 1996

                                  Uniflex, Inc.
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             (Exact name of registrant as specified in its charter)


     DELAWARE                         1-6339               11-2008652
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(State or other jurisdiction         (Commission            (IRS Employer
   of incorporation)                 File Number)         Identification No.)

                383 West John Street, Hicksville, New York 11802
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (516) 932-2000


                                       N/A
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         (Former name or former address, if changed since last report.)


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         Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On April 9, 1996, the Audit Committee of the Board of Directors of the Registrant dismissed Miller, Ellin & Co. ("Miller Ellin") as independent accountants to the Registrant and appointed Patrusky Mintz & Semel as the new independent accountants to the Registrant. Miller Ellin's accountant's report on the financial statements of the Registrant for the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no other reportable events or disagreements with Miller Ellin to report in response to Item 304(a) of Regulation S-K, ss. 229.304(a).

         Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 1 - Letter, dated April 9, 1996 from Miller Ellin & Co. to the Securities and Exchange Commission.


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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             UNIFLEX, INC.



Dated: April 9, 1996                         By:  /S/HERBERT BARRY
                                                  -----------------------
                                                  Chief Executive Officer


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


                             MILLER, ELLIN & COMPANY
                          CERTIFIED PUBLIC ACCOUNTANTS



                                                       EXHIBIT 1


                                     April 9, 1996







Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

                        RE: UNIFLEX, INC. (THE "COMPANY")

Gentlemen:

         Further to Item 304(2) of the Regulation S-K, we have been provided by the Company with a copy of its disclosures contained in the attached Form 8-K regarding our replacement as independent accountants to the Company. We have reviewed the attached Form 8-K and agree with the statements made therein regarding our replacement.


                                             Very truly yours,


                                             /S/ MILLER, ELLIN & COMPANY
                                             ---------------------------
                                             MILLER, ELLIN & CO.


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